Investments in Companies Accounted for at Equity Method (Details) - Schedule of investment in TSG equity method - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Investment in companies accounted for at equity method
Shares	$ 18,391	$ 18,225
Capital note	9,242	8,940
Total	27,633	27,165
Long-term prepaid expenses, other accounts, and other investments
Dividend preference derivative at fair value through profit or loss	$ 2,023	$ 1,707